Summary Prospectus Supplement

December 13, 2019

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 13, 2019 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2019

Emerging Markets Fixed Income Opportunities Portfolio
(the "Fund")

Effective December 31, 2019, Morgan Stanley Investment Management Inc. (the "Adviser") will enter into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the "Sub-Adviser") with respect to the Fund; accordingly, references in the Summary Prospectus to the Adviser, when used in connection with its activities as investment adviser, will include the Sub-Adviser acting under its supervision as of that date.

Effective December 31, 2019, the Summary Prospectus is hereby amended as follows:

The second paragraph of the section of the Summary Prospectus entitled "Fund Management—Sub-Adviser" is hereby deleted and replaced with the following:

Sub-Advisers. Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited.

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Debt team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser(s)	Date Began Managing Fund
Eric J. Baurmeister	Managing Director of the Adviser	May 2012
Warren Mar	Managing Director of the Adviser	December 2014
Sahil Tandon	Executive Director of MSIM Limited	October 2015
Budi Suharto	Executive Director of MSIM Company	December 2019

Please retain this supplement for future reference.

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